Exhibit 99.2

                    EIGHTH AMENDMENT TO THE HOLDINGS GUARANTY

            EIGHTH AMENDMENT TO THE HOLDINGS GUARANTY (the "Eighth Amendment"), dated as of March 24, 2003, among TRENWICK GROUP LTD., a company organized under the laws of Bermuda ("Holdings") and the Banks party to the Credit Agreement referred to below. Unless otherwise defined herein, capitalized terms used herein and defined in the Holdings Guaranty referred to below are used herein as so defined.

                              W I T N E S S E T H :

            WHEREAS, Trenwick America Corporation, a Delaware corporation (the "Borrower"), Trenwick Holdings Ltd., a company organized under the laws of the United Kingdom (the "Trenwick Holdings"), the lending institutions from time to time party thereto (each a "Bank" and, collectively, the "Banks"), Wachovia Bank, National Association (f/k/a First Union National Bank), as Syndication Agent (the "Syndication Agent"), Fleet National Bank, as Documentation Agent (the "Documentation Agent"), and JPMorgan Chase Bank (f/k/a The Chase Manhattan
Bank), as Administrative Agent (the "Administrative Agent"), are party to a Credit Agreement, dated as of November 24, 1999 and amended and restated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

            WHEREAS, Holdings and the Administrative Agent entered into a Holdings Guaranty, dated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Holdings Guaranty") in order to induce the Banks to make Loans to the Borrower and issue Letters of Credit for the account of the Account Party and Guaranteed Creditors (and Lending Affiliates thereof) to enter into Interest Rate Protection Agreements and Other Hedging Agreements with the Borrower and/or the Account Party; and

            WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend the Holdings Guaranty as provided herein;

            NOW, THEREFORE, it is agreed;

A.    Amendments

            1. Section 3.13(b) of the Holdings Guaranty is hereby amended by deleting the text "no later than 90 days following the Fourth Amendment Effective Date" appearing therein and inserting the text "no later than March 27, 2003" in lieu thereof.

            2. Section 3.14 of the Holdings Guaranty is hereby amended by deleting the text "no later than 90 days following the Fourth Amendment Effective Date" appearing therein and inserting the text "no later than March 27, 2003" in lieu thereof.

            3. Section 3.15 of the Holdings Guaranty is hereby amended by deleting the text "no later than 90 days following the Fourth Amendment Effective Date" appearing therein and inserting the text "no later than March 27, 2003" in lieu thereof.

            4. Section 3.16 of the Holdings Guaranty is hereby amended by deleting the text "no later than 90 days following the Fourth Amendment Effective Date" appearing therein and inserting the text "no later than March 27, 2003" in lieu thereof.

            5. Section 3.18 of the Holdings Guaranty is hereby amended by deleting the text "no later than 90 days following the Fourth Amendment Effective Date" appearing therein and inserting the text "no later than March 28, 2003" in lieu thereof.

B.    Miscellaneous Provisions

            1. In order to induce the Banks to enter into this Amendment, Holdings hereby represents and warrants that (i) the representations and warranties of Holdings contained in the Holdings Guaranty are true and correct in all material respects on and as of the Eighth Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), and (ii) there exists no Default or Event of Default under the Credit Agreement on the Eighth Amendment Effective Date (as defined below), in each case after giving effect to this Eighth Amendment.

            2. This Eighth Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Holdings Guaranty or any other Credit Document.

            3. THIS EIGHTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            4. This Eighth Amendment shall become effective on the date (the "Eighth Amendment Effective Date") when Holdings and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent.

            5. From and after the Eighth Amendment Effective Date, all references in the Holdings Guaranty and in the other Credit Documents shall be deemed to be referenced to the Holdings Guaranty as modified hereby.

                                      * * *

            IN WITNESS WHEREOF, the undersigned have caused this Eighth Amendment to be duly executed and delivered as of the date first above written.

                                              TRENWICK GROUP LTD.


                                              By: /s/ Alan L. Hunte
                                                  ------------------------------
                                              Name: Alan L. Hunte
                                              Title: Chief Financial Officer

                                              [NAME OF LENDER]


                                              By:
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        [Signature Page to the Eighth Amendment to the Holdings Guaranty]